POWERSHARES ACTIVELY MANAGED EXCHANGE-TRADED FUND TRUST

SUPPLEMENT DATED MAY 25, 2011 TO THE STATEMENT OF
ADDITIONAL INFORMATION DATED FEBRUARY 28, 2011 OF:

PowerShares Active AlphaQ Fund
PowerShares Active Alpha Multi-Cap Fund
PowerShares Active Low Duration Fund
PowerShares Active Mega Cap Fund
PowerShares Active U.S. Real Estate Fund

Effective as of May 23, 2011, H. Anthony Shufflebotham is no longer responsible for the day-to-day management of PowerShares Active Mega Cap Fund. Also effective as of that date, Andrew Waisburd is a portfolio manager responsible for the day-to-day management of PowerShares Active Mega Cap Fund.

Accordingly, as of May 23, 2011, the twelfth paragraph of the section titled "Management—Portfolio Managers" is hereby deleted and replaced with the following:

As of April 30, 2011, Andrew Waisburd managed no registered investment companies, no other pooled investment vehicles and no other accounts.

In addition, as of May 23, 2011, the twenty-third paragraph of the section titled "Management—Portfolio Managers" is hereby deleted and replaced with the following:

As of October 31, 2010, Messrs. O'Leary, Blackburn, Case, Coutant, Curbo, Munchak, Murphy, Orlando and Rodriguez and Ms. Wang did not own any securities of the Funds. As of April 30, 2011, Mr. Waisburd did not own any securities of the Funds.

Please Retain This Supplement For Future Reference.

P-PS-SOAI-STK-10 5/25/11